UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 of 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported) January 17, 2004
                                                         ________________


                   INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.
             ______________________________________________________

             (Exact Name of Registrant as Specified in its Charter)



     Georgia                         0-24913                     58-2181628
________________                ________________             ___________________

(State or other                 (Commission File               (IRS Employer
 jurisdiction of                     Number)                 Identification No.)
 incorporation)



            8725 ROSWELL ROAD, SUITE O, # 304, ATLANTA, GEORGIA 30350
            _________________________________________________________

                    (Address of Principal Executive Offices)



       Registrant's telephone number, including area code: (770) 594-1200
                                                           ______________

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

AND

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.

         On January 17, 2004 International BioChemical Industries filed for protection under Chapter 11 Bankruptcy in the Southern District of Texas, Houston Division. Effective upon January 17, 2004 all existing directors of International BioChemical Industries, Inc. resigned from the board, including Timothy C. Moses, Dr. Kevin Smith, Dr. Rodethia Milotou and Mr. Al Lingo. Mr. Moses will remain on as Interim President, however Mr. Moses has resigned his other officer positions and duties.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     INTERNATIONAL BIOCHEMICAL INDUSTRIES, INC.

Dated: January 28, 2004              By: /s/ Timothy C. Moses
                                         ____________________

                                         Timothy C. Moses
                                         President